Schedule 14A Information required in proxy statement.
                           Schedule 14A Information
         Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.   )

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[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.149-11(c) or Section 240.14a-12

 ....InterCapital California Insured Municipal Income Trust.....................
                 (Name of Registrant as Specified in its Charter)

 ....Lou Anne McInnis...........................................................
               (Name of Person(s) Filing Proxy Statement)

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    14a-6(j)(3)
[ ] Fee computed on table below per Exchange Act Rules 14a-6(j)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

 ...............................................................................

2) Aggregate number of securities to which transaction applies:

 ...............................................................................

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

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4) Proposed maximum aggregate value of transaction:

 ...............................................................................

    Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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
            INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD OCTOBER 29, 1996

   The Annual Meeting of Shareholders of INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST (the "Trust"), an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts, will be held in the Conference Center, Forty-Fourth Floor, 2 World Trade Center, New York, New York 10048, on October 29, 1996, at 10:00 A.M., New York City time, for the following purposes:

MATTERS TO BE VOTED ON BY ALL SHAREHOLDERS:

     1. To elect two (2) Trustees to serve until the 1999 Annual Meeting or until their successors shall have been elected and qualified;

     2. To approve or disapprove the continuance of the Trust's currently effective Investment Management Agreement with Dean Witter InterCapital Inc.;

     3. To ratify or reject the selection of Price Waterhouse LLP as the Trust's independent accountants for the fiscal year ending October 31, 1996; and

     4. To transact such other business as may properly come before the Meeting or any adjournments thereof.

   Shareholders of record as of the close of business on July 23, 1996 are entitled to notice of and to vote at the Meeting. If you cannot be present in person, your management would greatly appreciate your filling in, signing and returning the enclosed proxy promptly in the envelope provided for that purpose.

   In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a total of not more than 60 days in the aggregate to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Trust's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal to approve continuance of the Investment Management Agreement and will vote against any such adjournment those proxies to be voted against that proposal.
                                                     SHELDON CURTIS,
                                                        Secretary

July 29, 1996
New York, New York

- ------------------------------------------------------------------------------
                                  IMPORTANT
  YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU
ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE
ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
- ------------------------------------------------------------------------------

            INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST
               TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048

                               PROXY STATEMENT

                        ANNUAL MEETING OF SHAREHOLDERS
                               OCTOBER 29, 1996

   This statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST (the "Trust"), for use at the Annual Meeting of Shareholders of the Trust to be held on October 29, 1996 (the "Meeting"), and at any adjournments thereof.

   If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted for each of the nominees for election as Trustee to be elected by all Shareholders and in favor of Proposals 2 and 3. A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation, execution and delivery of a later dated proxy to the Secretary of the Trust (if returned and received in time to be voted), or attendance and voting at the Meeting. Attendance at the Meeting will not in and of itself revoke a proxy.

   Shareholders of record as of the close of business on July 23, 1996, the record date for the determination of shareholders entitled to notice of and to vote at the Meeting, are entitled to one vote for each share held and a fractional vote for a fractional share. On July 23, 1996, there were 13,344,513 Common Shares of beneficial interest outstanding and 1,300 Preferred Shares of beneficial interest outstanding, all with $.01 par value. No person was known to own as much as 5% of the outstanding shares of the Trust on that date. The Trustees and officers of the Trust, together, owned less than 1% of the Trust's outstanding shares on that date. The percentage ownership of shares of the Trust changes from time to time depending on purchases and sales by shareholders and the total number of shares outstanding.

   The cost of soliciting proxies for the Meeting, consisting principally of mailing and printing expenses, will be borne by the Trust. The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Trustees, officers and regular employees of the Trust or Dean Witter InterCapital Inc. ("InterCapital" or the "Investment Manager"), and employees of broker-dealers, including Dean Witter Reynolds Inc. ("DWR"), without special compensation therefor. In addition, the Trust may employ William F. Doring and Co. as proxy solicitor, the cost of which is not expected to exceed $3,000 and will be borne by the Trust. The first mailing of this proxy statement is expected to be made on or about July 29, 1996.

                           (1) ELECTION OF TRUSTEES

   The number of Trustees has been fixed by the Trustees, pursuant to the Trust's Declaration of Trust, at eight. At the Meeting, two nominees are to be elected to the Trust's Board of Trustees by holders of the Common Shares and the Preferred Shares voting together as a single class. There are presently eight Trustees, two of whom (Manuel H. Johnson and John L. Schroeder) are standing for election at this Meeting to serve until the 1999 Annual Meeting, in accordance with the Trust's Declaration of Trust.

   Six of the current eight Trustees (Michael Bozic, Edwin J. Garn, John R. Haire, Manuel H. Johnson, Michael E. Nugent, and John L. Schroeder) are "Independent Trustees," that is, Trustees who are not

"interested persons" of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the "Act"). The nominees for election as Trustees have been proposed by the Trustees now serving or, in the case of the nominees for positions as Independent Trustees, by the Independent Trustees now serving. All of the Trustees have been elected by the shareholders of the Trust.

   The nominees of the Board of Trustees for election as Trustees are listed below. It is the intention of the persons named in the enclosed form of proxy to vote the shares represented by them for the election of these nominees:
Manuel H. Johnson and John L. Schroeder. Should any of the nominees become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such person or persons as the Board of Trustees of the Trust may recommend. All of the nominees have consented to being named in this proxy statement and to serve if elected. The Trust knows no reason why any of said nominees would be unable or unwilling to accept nomination or election. Trustees will be elected by a plurality of the votes cast at the Meeting.

   Pursuant to the provisions of the Declaration of Trust, the nominees for election as Trustees are divided into three separate classes, each class having a term of three years. The term of office of one of each of the three classes will expire each year.

   The Board has determined that the nominees for election as Trustee shall be standing for election as Trustee in each of the three classes of Trustee as follows: Class I--Messrs. Bozic and Fiumefreddo; Class II--Messrs. Johnson and Schroeder; and Class III--Messrs. Garn, Haire, Nugent and Purcell. Each nominee for Trustee at any Annual Meeting will, if elected, serve a term of up to approximately three years running for the period assigned to that class and terminating at the date of the Annual Meeting of Shareholders so designated by the Board, or any adjournment thereof. As a consequence of this method of election, the replacement of a majority of the Board could be delayed for up to two years. In addition, the Board has further determined that one each of the Class I Trustees and the Class III Trustees will be designated to be elected by the Preferred Shareholders voting separately. In this regard, Charles A. Fiumefreddo and John R. Haire have been designated as the nominees to be elected to the Trust's Board of Trustees by the Preferred Shareholders, the terms of each to expire with his designated Class. In accordance with the above, the Class II Trustees are standing for election at this Meeting and, if elected, will serve until the 1999 Annual Meeting or until their successors shall have been elected and qualified.

   The following information regarding each of the nominees for election as Trustee, and each of the other members of the Board, includes his principal occupations and employment for at least the last five years, his age, shares of the Trust owned, if any, as of July 23, 1996 (shown in parentheses), positions with the Trust, and directorships or trusteeships in companies which file periodic reports with the Securities and Exchange Commission, including the 81 investment companies, including the Trust, for which InterCapital serves as investment manager or investment adviser (referred to herein as the "Dean Witter Funds"), and the 13 investment companies for which InterCapital's wholly-owned subsidiary, Dean Witter Services Company Inc. ("DWSC"), serves as manager and TCW Funds Management, Inc. serves as investment adviser (referred to herein as the "TCW/DW Funds").

   The nominees for Trustees to be elected at the Meeting are:

   DR. MANUEL H. JOHNSON, Trustee since December, 1992; age 47; Senior Partner, Johnson Smick International, Inc., a consulting firm; Koch Professor of International Economics and Director of the Center for Global Market Studies at George Mason University; Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission; Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; Director of NASDAQ (since June, 1995); Director of Greenwich Capital Markets Inc. (broker-dealer); formerly Vice Chairman of the Board of Governors of the Federal Reserve System (1986-1990) and Assistant Secretary of the U.S. Treasury (1982-1986).

   JOHN L. SCHROEDER, Trustee since April, 1994; age 66; Retired; Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; Director of Citizens Utilities Company; formerly Executive Vice President and Chief Investment Officer of The Home Insurance Company (August, 1991-September,
1995), Chairman and Chief Investment Officer of Axe-Houghton Management and the Axe-Houghton Funds (1983-1991) and President of USF&G Financial Services, Inc. (1990-1991).

   The Trustees who are not standing for re-election at this Meeting are:

   MICHAEL BOZIC, Trustee since April, 1994; age 55; Chairman and Chief Executive Officer of Levitz Furniture Corporation (since November, 1995); Director or Trustee of the Dean Witter Funds; formerly President and Chief Executive Officer of Hills Department Stores (May, 1991-July, 1995); formerly variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck and Co.; Director of Eaglemark Financial Services, Inc., the United Negro College Fund and Weirton Steel Corporation.

   CHARLES A. FIUMEFREDDO,* Trustee since November, 1992; age 63; Chairman, Chief Executive Officer and Director of Dean Witter InterCapital Inc. ("InterCapital"), Dean Witter Services Company Inc. ("DWSC") and Dean Witter Distributors Inc. ("Distributors"); Executive Vice President and Director of Dean Witter Reynolds Inc. ("DWR"); Chairman, Director or Trustee, President and Chief Executive Officer of the Dean Witter Funds; Chairman, Chief Executive Officer and Trustee of the TCW/DW Funds; Chairman and Director of Dean Witter Trust Company ("DWTC"); Director and/or officer of various Dean Witter, Discover & Co. ("DWDC") subsidiaries; formerly Executive Vice President and Director of DWDC (until February, 1993).

   EDWIN JACOB (JAKE) GARN, Trustee since December, 1992; age 63; Director or Trustee of the Dean Witter Funds; formerly United States Senator (R-Utah) (1974-1992) and Chairman, Senate Banking Committee (1980-1986); formerly Mayor of Salt Lake City, Utah (1971-1974); formerly Astronaut, Space Shuttle Discovery (April 12-19, 1985); Vice Chairman, Huntsman Chemical Corporation (since January, 1993); Director of Franklin Quest (time management systems) and John Alden Financial Corp.; Member of the board of various civic and charitable organizations.

   JOHN R. HAIRE, Trustee since December, 1992; age 71; Chairman of the Audit Committee and Chairman of the Committee of the Independent Directors or Trustees and Director or Trustee of the Dean Witter Funds; Chairman of the Audit Committee and Chairman of the Committee of the Independent Trustees and Trustee of the TCW/DW Funds; formerly President, Council for Aid to Education (1978-1989) and Chairman and Chief Executive Officer of Anchor Corporation, an investment adviser (1964-1978); Director of Washington National Corporation (insurance).

   MICHAEL E. NUGENT, Trustee since December, 1992; age 60; General Partner, Triumph Capital, L.P., a private investment partnership; Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; formerly Vice President, Bankers Trust Company and BT Capital Corporation (1984-1988); Director of various business organizations.

   PHILIP J. PURCELL*, Trustee since April, 1994; age 52; Chairman of the Board of Directors and Chief Executive Officer of DWDC, DWR and Novus Credit Services Inc; Director of InterCapital, DWSC and Distributors; Director or Trustee of the Dean Witter Funds; Director and/or officer of various DWDC subsidiaries.

- ------------

* Messrs. Fiumefreddo and Purcell may be deemed "interested persons", as defined in Section 2(a)(19) of the Act, of the Trust and its Investment Manager, due to their affiliation with the Investment Manager and/or its affiliated companies.
                                4

  The executive officers of the Trust other than shown above are: Sheldon Curtis, Vice President, Secretary and General Counsel; Robert M. Scanlan, Vice President; David A. Hughey, Vice President; Joseph J. McAlinden, Vice President; Robert S. Giambrone, Vice President; James F. Willison, Vice President; and Thomas F. Caloia, Treasurer. In addition, Peter M. Avelar, Jonathan R. Page, Katherine H. Stromberg, Joseph Arcieri and Gerard J. Lian are Vice Presidents of the Trust and Marilyn K. Cranney, Barry Fink, Lou Anne
D. McInnis, Ruth Rossi, and Carsten Otto serve as Assistant Secretaries. Mr. Curtis is 64 years old and is currently Senior Vice President, Secretary and General Counsel of InterCapital and DWSC and Assistant Secretary of DWR; he is also Senior Vice President, Assistant Secretary and Assistant General Counsel of Distributors and Senior Vice President and Secretary of DWTC. Mr. Scanlan is 60 years old and is currently President and Chief Operating Officer of InterCapital (since March, 1993) and DWSC; he is also Executive Vice President of Distributors and Executive Vice President and Director of DWTC. He was previously Executive Vice President of InterCapital (July, 1992-March, 1993) and prior thereto was Chairman of Harborview Group, Inc. Mr. Hughey is 64 years old and is currently Executive Vice President and Chief Administrative Officer of InterCapital and DWSC; he is also Executive Vice President and Chief Administrative Officer of Distributors and DWTC as well as a Director of DWTC. He was previously President of DWTC (October, 1989-March, 1993). Mr. McAlinden is 53 years old and is currently Executive Vice President of InterCapital (since April, 1996); he is also Chief Investment Officer of InterCapital and Director of DWTC (since April, 1996). He was previously Senior Vice President of InterCapital (June, 1995-April,
1996). He was formerly a Managing Director of Dillon Read. Mr. Giambrone is 42 years old and is currently Senior Vice President of InterCapital, DWSC, Distributors and DWTC (since August, 1995) and Director of DWTC (since April,
1996). He was formerly a partner of KPMG Peat Marwick, LLP. Mr. Willison is 52 years old and is currently Senior Vice President of InterCapital. Mr. Caloia is 50 years old and is currently First Vice President and Assistant Treasurer of InterCapital and DWSC. Mr. Avelar is 38 years old and is currently Senior Vice President of InterCapital. Mr. Page is 49 years old and is currently Senior Vice President of InterCapital. Ms. Stromberg is 48 years old and is currently Vice President of InterCapital (since April, 1992). She was formerly a portfolio manager with InterCapital (October, 1991-April, 1992) and Vice President of Kidder Peabody Asset Management (October, 1985-October, 1991). Mr. Arcieri is 48 years old and is currently Vice President of InterCapital. Mr. Lian is 41 years old and is currently Vice President of InterCapital. He was formerly a Senior Municipal Analyst with the American Express Company (1984-1991). Other than Messrs. Scanlan, Giambrone, McAlinden and Lian and Ms. Stromberg, each of the above officers has been an employee of InterCapital or DWR (formerly the corporate parent of InterCapital) for over five years.

THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES, AND THE COMMITTEES

   The Board of Trustees consists of eight (8) trustees. These same individuals also serve as directors or trustees for all of the Dean Witter Funds, and are referred to in this section as Trustees. As of the date of this Proxy Statement, there are a total of 81 Dean Witter Funds, comprised of 121 portfolios. As of June 30, 1996, the Dean Witter Funds had total net assets of approximately $76.2 billion and more than five million shareholders.

   Six Trustees (75% of the total number) have no affiliation or business connection with InterCapital or any of its affiliated persons and do not own any stock or other securities issued by InterCapital's parent company, DWDC. These are the "disinterested" or "independent" Trustees. The other two Trustees (the "management Trustees") are affiliated with InterCapital. Four of the six independent Trustees are also Independent Trustees of the TCW/DW Funds.

   Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Dean Witter Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. Indeed, by serving on the Funds' Boards, certain Trustees who would otherwise be qualified and in demand to serve on bank boards would be prohibited by law from doing so.

   All of the Independent Trustees serve as members of the Audit Committee and the Committee of the Independent Trustees. Three of them also serve as members of the Derivatives Committee. The Committees hold some meetings at InterCapital's offices and some outside InterCapital. Management Trustees or officers do not attend these meetings unless they are invited for purposes of furnishing information or making a report. There are no nominating or compensation committees of the Trustees.

   The Committee of the Independent Trustees is charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the Board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Dean Witter Funds have such a plan.

   The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board.

   Finally, the Board of each Fund has formed a Derivatives Committee to establish parameters for and oversee the activities of the Fund with respect to derivative investments, if any, made by the Fund.

   For the fiscal year ended October 31, 1995, the Board of Trustees of the Trust held four meetings, and the Audit Committee, the Committee of the Independent Trustees and the Derivatives Committee of the Trust held two, ten and five meetings, respectively. No Trustee attended fewer than 75% of the meetings of the Board of Trustees, the Audit Committee, the Committee of the Independent Trustees or the Derivatives Committee held while he served in such positions.

DUTIES OF CHAIRMAN OF COMMITTEE OF THE INDEPENDENT TRUSTEES AND AUDIT
COMMITTEE

   The Chairman of the Committee of the Independent Trustees and the Audit Committee maintains an office at the Funds' headquarters in New York. He is responsible for keeping abreast of regulatory and industry developments and the Funds' operations and management. He screens and/or prepares written materials and identifies critical issues for the Independent Trustees to consider, develops agendas for Committee meetings, determines the type and amount of information that the Committees will need to form a judgment on various issues, and arranges to have that information furnished to Committee members. He also arranges for the services of independent experts and consults with them in advance of meetings to help refine reports and to focus on critical issues. Members of the Committees believe that the person who serves as Chairman of both Committees and guides their efforts is pivotal to the effective functioning of the Committees.

   The Chairman of the Committees also maintains continuous contact with the Funds' management, with independent counsel to the Independent Trustees and with the Funds' independent auditors. He arranges for a series of special meetings involving the annual review of investment advisory, management and other operating contracts of the Funds and, on behalf of the Committees, conducts negotiations with the Investment Manager and other service providers. In effect, the Chairman of the Committees serves as a combination of chief executive and support staff of the Independent Trustees.

   The Chairman of the Committee of the Independent Trustees and the Audit Committee is not employed by any other organization and devotes his time primarily to the services he performs as Committee Chairman and Independent Trustee of the Dean Witter Funds and as an Independent Trustee and, since July 1, 1996, as Chairman of the Committee of the Independent Trustees and the Audit Committee of the TCW/DW Funds. The current Committee Chairman has had more than 35 years experience as a senior executive in the investment company industry.

ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL DEAN WITTER FUNDS

   The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, and a Chairman of their Committees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Dean Witter Funds.

SHARE OWNERSHIP BY TRUSTEES

   The Trustees have adopted a policy pursuant to which each Trustee and/or his or her spouse is required to invest at least $25,000 in any of the Funds in the Dean Witter Funds complex (and, if applicable, in the TCW/DW Funds complex) on whose boards the Trustee serves. In addition, the policy contemplates that the Trustees will, over time, increase their aggregate investment in the Funds above the $25,000 minimum requirement. The Trustees may allocate their investments among specific Funds in any manner they determine is appropriate based on their individual investment objectives. As of the date of this proxy statement, each Trustee is in compliance with the policy. Any future Trustee will be given a one year period following his or her election within which to comply with the foregoing. As of June 30, 1996, the total value of shares of the Dean Witter Funds (and, if applicable, the TCW/DW Funds) owned by the Trustees and/or their spouses was approximately $8.6 million.

   As of July 23, 1996, the aggregate number of shares of beneficial interest of the Trust owned by the Trust's officers and Trustees as a group was less than 1 percent of the Trust's shares of beneficial interest outstanding.

COMPENSATION OF INDEPENDENT TRUSTEES

   The Trust pays each Independent Trustee an annual fee of $1,000 plus a per meeting fee of $50 for meetings of the Board of Trustees or committees of the Board of Trustees attended by the Trustee (the Trust pays the Chairman of the Audit Committee an annual fee of $750 and pays the Chairman of the Committee of the Independent Trustees an additional annual fee of $1,200). The Trust also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Trust who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Trust.

   The following table illustrates the compensation paid to the Trust's Independent Trustees by the Trust for the fiscal year ended October 31, 1995.

                              TRUST COMPENSATION

                                AGGREGATE
                               COMPENSATION
NAME OF INDEPENDENT TRUSTEE   FROM THE TRUST
- ---------------------------  --------------
Michael Bozic ..............      $1,850
Edwin J. Garn ..............       1,950
John R. Haire ..............       4,550(1)
Dr. Manuel H. Johnson  .....       1,950
Michael E. Nugent ..........       1,850
John L. Schroeder ..........       1,950

- ------------

   (1) Of Mr. Haire's compensation from the Trust, $3,150 was paid to him as Chairman of the Committee of the Independent Trustees ($2,400) and as Chairman of the Audit Committee ($750).

   The following table illustrates the compensation paid to the Trust's Independent Trustees for the calendar year ended December 31, 1995 for services to the 79 Dean Witter Funds and, in the case of Messrs. Haire, Johnson, Nugent and Schroeder, the 11 TCW/DW Funds that were in operation at December 31, 1995. With respect to Messrs. Haire, Johnson, Nugent and Schroeder, the TCW/DW Funds are included solely because of a limited exchange privilege between those Funds and five Dean Witter Money Market Funds. Mr. Schroeder was elected as a Trustee of the TCW/DW Funds on April 20, 1995.

             COMPENSATION FROM DEAN WITTER FUNDS AND TCW/DW FUNDS

                                                                   FOR SERVICE AS        TOTAL
                               FOR SERVICE AS                        CHAIRMAN OF     COMPENSATION
                                 DIRECTOR OR      FOR SERVICE AS    COMMITTEE OF       PAID FOR
                                 TRUSTEE AND       TRUSTEE AND       INDEPENDENT    SERVICES TO 79
                              COMMITTEE MEMBER   COMMITTEE MEMBER    DIRECTORS/       DEAN WITTER
                              OF 79 DEAN WITTER    OF 11 TCW/DW     TRUSTEES AND     FUNDS AND 11
NAME OF INDEPENDENT TRUSTEE         FUNDS             FUNDS        AUDIT COMMITTEE   TCW/DW FUNDS
- ---------------------------  -----------------  ----------------  ---------------  ---------------
Michael Bozic ..............      $126,050                --      --                   $126,050
Edwin J. Garn ..............       136,450                --      --                    136,450
John R. Haire ..............        98,450           $82,038      $217,350(2)           397,838
Dr. Manuel H. Johnson  .....       136,450            82,038      --                    218,488
Michael E. Nugent ..........       124,200            75,038      --                    199,238
John L. Schroeder ..........       136,450            46,964      --                    183,414

- ------------

   (2) For the 79 Dean Witter Funds in operation at December 31, 1995. As noted above, on July 1, 1996, Mr. Haire became Chairman of the Committee of the Independent Trustees and the Audit Committee of the TCW/DW Funds in addition to continuing to serve in such positions for the Dean Witter Funds.

   As of the date of this Proxy Statement, 57 of the Dean Witter Funds, including the Trust, have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit

(the "Regular Benefit") equal to 25.0% of his or her Eligible Compensation plus 0.4166666% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 50.0% after ten years of service. The foregoing percentages may be changed by the Board.(3) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are not secured or funded by the Adopting Funds.

   The following table illustrates the retirement benefits accrued to the Trust's Independent Trustees by the Trust for the fiscal year ended October 31, 1995 and by the 57 Dean Witter Funds (including the Trust) as of December 31, 1995, and the estimated retirement benefits for the Trust's Independent Trustees from the Trust as of October 31, 1995 and from the 57 Dean Witter Funds as of December 31, 1995.

         RETIREMENT BENEFITS FROM THE TRUST AND ALL DEAN WITTER FUNDS



                                      FOR ALL FUNDS                  RETIREMENT
                            -------------------------------           BENEFITS                 ESTIMATED ANNUAL
                               ESTIMATED                             ACCRUED AS                 BENEFITS UPON
                             CREDITED YEARS     ESTIMATED             EXPENSES                  RETIREMENT (4)
                             OF SERVICE AT    PERCENTAGE OF  ----------------------------  ------------------------
NAME OF INDEPENDENT           RETIREMENT       ELIGIBLE                        BY ALL      FROM THE     FROM ALL
TRUSTEE                       (MAXIMUM 10)    COMPENSATION    BY THE TRUST  ADOPTING FUNDS   TRUST    ADOPTING FUNDS
- --------------------------  --------------  ---------------  ------------  --------------  --------  --------------
Michael Bozic ............. 10                    50.0%          $  379        $ 26,359      $1,121      $ 51,550
Edwin J. Garn ............. 10                    50.0              739          41,901       1,121        51,550
John R. Haire ............. 10                    50.0            5,464         261,763       2,256       130,404
Dr. Manuel H. Johnson  .... 10                    50.0              290          16,748       1,121        51,550
Michael E. Nugent ......... 10                    50.0              552          30,370       1,121        51,550
John L. Schroeder .........  8                    41.7              744          51,812         934        42,958

- ------------

   (3) An Eligible Trustee may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to either 50% or 100% of the previous periodic amount, an election that, respectively, increases or decreases the previous periodic amount so that the resulting payments will be the actuarial equivalent of the Regular Benefit.

   (4) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (3) above.

              (2) APPROVAL OR DISAPPROVAL OF CURRENTLY EFFECTIVE
                       INVESTMENT MANAGEMENT AGREEMENT

   The Trust's investments are managed by Dean Witter InterCapital Inc. (referred to herein as the "Investment Manager" or "InterCapital"), pursuant to an Investment Management Agreement dated June 30, 1993 (referred to herein as the "Management Agreement") which took effect upon the distribution by Sears, Roebuck and Co. ("Sears") to its shareholders of all of the common shares of DWDC (the parent company of InterCapital) then owned by Sears.

   The Management Agreement was initially approved by the Board of Trustees, including a majority of the Independent Trustees, at a meeting held on December 2, 1992, and was approved by InterCapital, the then sole shareholder of the Trust, on February 19, 1993. The present Management Agreement supercedes an earlier management agreement originally entered into by the Trust with InterCapital, which also was initially approved by the Board, including a majority of the Independent Trustees, on December 2, 1992 and by InterCapital, the then sole shareholder, on February 19, 1993. The Management Agreement was last approved by the shareholders of the Trust as a routine matter at their Annual Meeting held on October 31, 1995. In the event shareholders do not approve continuance of the Management Agreement by the required majority vote at the forthcoming meeting or any adjournment thereof, the Board of Trustees of the Trust will take such action it deems to be in the best interests of the Trust and its shareholders, which may include calling a special meeting of shareholders to vote on a new investment management agreement or continuance of the present Management Agreement until the next Annual Meeting of Shareholders.

   In considering whether or not to approve the Management Agreement, the Board of Trustees reviewed the terms of the agreement and considered all materials and information deemed relevant to its determination. Among other things, the Board considered the nature and scope of services to be rendered, the quality of the Investment Manager's services and personnel, and the appropriateness of the fees that are paid under the Management Agreement. Based upon its review, the Board of Trustees, including all of the Independent Trustees, determined that the approval of the Management Agreement was in the best interests of the Trust and its shareholders.

   The favorable vote of a majority of the outstanding voting securities of the Trust is required for the approval of the Management Agreement. Such a majority is defined in the Act as the lesser of: (a) 67% or more of the shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Trust are present or represented by proxy, or (b) more than 50% of the outstanding shares.

   THE INDEPENDENT TRUSTEES UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS APPROVE THE MANAGEMENT AGREEMENT.

THE MANAGEMENT AGREEMENT

   The Management Agreement provides that the Investment Manager shall obtain and evaluate such information and advice relating to the economy, securities and commodity markets and securities and commodities as it deems necessary or useful to discharge its duties under the Management Agreement, and that it shall continuously supervise the management of the assets of the Trust in a manner consistent with the investment objectives and policies of the Trust and subject to such other limitations and directions as the Board may, from time to time, prescribe.

   The Management Agreement provides that the Investment Manager shall continuously manage the assets of the Trust in a manner consistent with the Trust's investment objectives. The Investment Manager has authority to place orders for the purchase and sale of portfolio securities on behalf of the Trust without prior approval of its Trustees. The Trustees review the investment portfolio at their regular meetings. In addition, the Investment Manager pays the compensation of the officers of the Trust and provides the Trust with office space and equipment and clerical help and bookkeeping services and telephone service, heat, light, power and other utilities. The Investment Manager also pays for the services of personnel in connection with the pricing of the Trust's shares and the preparation of prospectuses, proxy statements and reports required to be filed with the Federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Investment Manager, necessary or desirable). In return for its investment services and the expenses which the Investment Manager assumes under the Management Agreement, the Trust pays the Investment Manager compensation which is accrued daily and payable monthly and which is determined by applying the annual rate of 0.35% to the Trust's average weekly net assets. Pursuant to the Management Agreement, the Trust accrued to the Investment Manager total compensation of $838,577 during the fiscal year ended October 31, 1995. The net assets of the Trust totalled $249,232,443 at October 31, 1995.

   Under the Management Agreement, the Trust is obligated to bear all of the costs and expenses of its operation, except those specifically assumed by the Investment Manager, including, without limitation: charges and expenses of any registrar, custodian or depository appointed by the Trust for the safekeeping of its cash, portfolio securities or commodities and other property, and any stock transfer or dividend agent or agents appointed by the Trust; brokers' commissions chargeable to the Trust in connection with portfolio securities transactions to which the Trust is a party; all taxes, including securities or commodities issuance and transfer taxes, and fees payable by the Trust to Federal, state or other govenmental agencies; costs and expenses of engraving or printing certificates representing shares of the Trust; all costs and expenses in connection with registration and maintenance of registration of the Trust and of its shares with the Securities and Exchange Commission and various states and other jurisdictions (including filing fees and legal fees and disbursements of counsel) and the costs and expense of preparing, printing (including typesetting) and distributing prospectuses for such purposes; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to the payment of any dividend or distribution program; charges and expenses of any outside pricing services; charges and expenses of legal counsel, including counsel to the Independent Trustees of the Trust, and independent accountants in connection with any matter relating to the Trust (not including compensation or expenses of attorneys employed by the Investment Manager); membership dues of industry associations; interest payable on Trust borrowings; fees and expenses incident to the listing of the Trust's shares on any stock exchange; postage; insurance premiums on property or personnel (including officers and Trustees) of the Trust which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims, liabilities, litigation costs and any indemnification related thereto); and all other charges and costs of the Trust's operations unless otherwise explicitly provided in the Management Agreement.

   The Management Agreement had an initial term ending April 30, 1995 and provides that, after the initial period of effectiveness, it will continue in effect from year to year thereafter provided such continuance is approved at least annually by vote of a majority, as defined in the Act, of the outstanding voting securities of the Trust or by the Trustees of the Trust, and, in either event, by the vote cast in person by a majority of the Trustees who are not parties to the Management Agreement or "interested persons" of any such party (as defined in the Act) at a meeting called for the purpose of voting on such approval. The Management Agreement's most recent continuation until April 30, 1997 was approved by the Trustees, including a majority of the Independent Trustees, at a meeting of the Trustees held on April 17, 1996, called for the purpose of approving the Management Agreement.

   The Management Agreement also provides that it may be terminated at any time by the Investment Manager, the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Trust, in each instance without the payment of any penalty, on thirty days' notice and will automatically terminate upon any assignment.

   Effective December 31, 1993, pursuant to a Services Agreement between InterCapital and DWSC, a wholly-owned subsidiary of InterCapital, DWSC began to provide the administrative services to the Trust which were previously performed directly by InterCapital. On April 17, 1995, DWSC was reorganized in the State of Delaware, necessitating the entry into a new Services Agreement by InterCapital and DWSC on such date. The foregoing internal reorganizations did not result in any change in the nature or scope of the administrative services being provided to the Trust or any of the fees being paid by the Trust for the overall services being performed under the terms of the Management Agreement.

THE INVESTMENT MANAGER

   Dean Witter InterCapital Inc. is the Trust's investment manager. InterCapital maintains its offices at Two World Trade Center, New York, New York 10048. InterCapital, which was incorporated in July, 1992, is a wholly-owned subsidiary of Dean Witter, Discover & Co. ("DWDC"), a balanced financial services organization providing a broad range of nationally marketed credit and investment products.

   The Principal Executive Officer and Directors of InterCapital, and their principal occupations, are:

   Philip J. Purcell, Chairman of the Board of Directors and Chief Executive Officer of DWDC and DWR and Director of InterCapital, DWSC and Distributors; Richard M. DeMartini, President and Chief Operating Officer of Dean Witter Capital, Executive Vice President of DWDC and Director of DWR, Distributors, InterCapital, DWSC and DWTC; James F. Higgins, President and Chief Operating Officer of Dean Witter Financial, Executive Vice President of DWDC and Director of DWR, Distributors, InterCapital, DWSC and DWTC; Charles A. Fiumefreddo, Executive Vice President and Director of DWR, Chairman of the Board of Directors, Chief Executive Officer and Director of InterCapital, DWSC and Distributors and Chairman of the Board of Directors and Director of DWTC; Christine A. Edwards, Executive Vice President, Secretary and General Counsel of DWDC, Executive Vice President, Secretary, General Counsel and Director of DWR, Executive Vice President, Secretary, Chief Legal Officer and Director of Distributors and Director of InterCapital and DWSC; and Thomas C. Schneider, Executive Vice President and Chief Financial Officer of DWDC and Executive Vice President, Chief Financial Officer and Director of DWR, Distributors, InterCapital and DWSC.

   The business address of the foregoing Executive Officer and Directors is Two World Trade Center, New York, New York 10048.

   InterCapital and its wholly-owned subsidiary, DWSC, serve in various investment management, advisory, management and administrative capacities to investment companies and pension plans and other institutional and individual investors. The Appendix lists the investment companies for which InterCapital provides investment management or investment advisory services and which have similar investment objectives to that of the Trust and sets forth the fees payable to InterCapital by such companies, including the Trust, and their net assets as of July 23, 1996.

   DWDC has its offices at Two World Trade Center, New York, New York 10048. There are various lawsuits pending against DWDC involving material amounts which, in the opinion of its management, will be resolved with no material effect on the consolidated financial position of the company.

   During the fiscal year ended October 31, 1995, the Trust accrued to Dean Witter Trust Company, the Trust's Transfer Agent and an affiliate of the Investment Manager, transfer agency fees of $65,869.

AFFILIATED BROKER

   Because DWR and InterCapital are under the common control of DWDC, DWR is an affiliated broker of InterCapital. For the fiscal year ended October 31, 1995, the Trust paid no brokerage commissions to DWR.

    (3) RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT ACCOUNTANTS

   The Trustees have unanimously selected the firm of Price Waterhouse LLP as the Trust's independent accountants for the fiscal year ending October 31, 1996. Its selection is being submitted for ratification or rejection by shareholders at the Meeting. Price Waterhouse LLP has been the independent accountants for the Trust since its inception, and has no direct or indirect financial interest in the Trust.

   A representative of Price Waterhouse LLP is expected to be present at the Meeting and will be available to make a statement, if he or she so desires, and to respond to appropriate questions of shareholders.

   The affirmative vote of the holders of a majority of shares represented and entitled to vote at the Annual Meeting is required for ratification of the selection of Price Waterhouse LLP as the independent accountants for the Trust.

   THE TRUSTEES UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS RATIFY THE SELECTION OF PRICE WATERHOUSE LLP AS THE INDEPENDENT ACCOUNTANTS FOR THE TRUST.

                            ADDITIONAL INFORMATION

   In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a total of not more than 60 days in the aggregate to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Trust's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of proposal Two and will vote against any such adjournment those proxies required to be voted against that proposal.

   Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of any of the proposals, and broker "non-votes" will not be deemed to be present at the meeting for purposes of determining whether a particular proposal to be voted upon has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.

                            SHAREHOLDERS PROPOSALS

   Proposals of security holders intended to be presented at the next Annual Meeting of Shareholders must be received no later than April 7, 1997, for inclusion in the proxy statement for that meeting. The mere submission of a proposal does not guarantee its inclusion in the proxy materials or its presentation at the meeting. Certain rules under the federal securities laws must be met.

                           REPORTS TO SHAREHOLDERS

   The Trust's Annual Report for its fiscal year ended October 31, 1995, and its Semi-annual Report succeeding the Annual Report are available without charge upon request from Adrienne Ryan-Pinto at Dean Witter Trust Company, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311 (telephone 1-800-869-NEWS) (toll-free).

                                OTHER BUSINESS

   The management knows of no other matters which may be presented at the Meeting. However, if any matters not now known properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy, or their substitutes, to vote all shares that they are entitled to vote on any such matter, utilizing such proxy in accordance with their best judgment on such matters.

                                  By Order of the Board of Trustees
                                           SHELDON CURTIS
                                             Secretary

                                                                    APPENDIX

   InterCapital serves as investment manager or investment adviser to the Trust and the other investment companies listed below which have similar investment objectives to that of the Trust, with the net assets shown as of July 23, 1996.

                                                       NET ASSETS AS   CURRENT INVESTMENT MANAGEMENT
                                                        OF 07/23/96       OR ADVISORY FEE RATE(S)
                                                      --------------  ------------------------------
 1. DEAN WITTER CALIFORNIA TAX-FREE INCOME FUND*  ... $  983,493,037  0.55% on assets up to $500 million, scaled down at
                                                                      various asset levels to 0.45%
                                                                      on assets over $1.25 billion
 2. DEAN WITTER LIMITED TERM MUNICIPAL TRUST*  ...... $   64,374,559  0.50%
 3. DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST*   $  403,792,976  0.35% (1)
 4. DEAN WITTER NATIONAL MUNICIPAL TRUST*  .......... $   78,941,362  0.35% (2)
 5. DEAN WITTER NEW YORK TAX-FREE INCOME FUND*  ..... $  200,099,913  0.55% on assets up to $500 million and 0.525% on assets
                                                                      over $500 million
 6. DEAN WITTER TAX-EXEMPT SECURITIES TRUST*  ....... $1,214,902,093  0.50% on assets up to $500 million, scaled down at
                                                                      various asset levels to 0.325%
                                                                      on assets over $1.25 billion
 7. INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME  $  241,189,812  0.35%
    TRUST** .........................................
 8. INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL         $  200,478,533  0.35%
    SECURITIES** ....................................
 9. INTERCAPITAL INSURED CALIFORNIA MUNICIPAL         $   63,133,473  0.35%
    SECURITIES** ....................................
10. INTERCAPITAL INSURED MUNICIPAL BOND TRUST**  ...  $  108,176,997  0.35%
11. INTERCAPITAL INSURED MUNICIPAL INCOME TRUST**  .  $  587,553,551  0.35%
12. INTERCAPITAL INSURED MUNICIPAL SECURITIES**  ...  $  136,379,389  0.35%
13. INTERCAPITAL INSURED MUNICIPAL TRUST**  ........  $  477,811,073  0.35%
14. INTERCAPITAL NEW YORK QUALITY MUNICIPAL           $   92,218,748  0.35%
    SECURITIES** ...................................
15. INTERCAPITAL QUALITY MUNICIPAL INCOME TRUST**  .  $  728,987,051  0.35%
16. INTERCAPITAL QUALITY MUNICIPAL INVESTMENT         $  375,066,087  0.35%
    TRUST** ........................................
17. INTERCAPITAL QUALITY MUNICIPAL SECURITIES**  ...  $  361,449,247  0.35%
18. MUNICIPAL INCOME TRUST** .......................  $  302,661,126  0.35% on assets up to $250 million and 0.25% on assets
                                                                      over $250 million
19. MUNICIPAL INCOME TRUST II** ....................  $  276,004,729  0.40% on assets up to $250 million and 0.30% on assets
                                                                      over $250 million

                               A-1




                                                      NET ASSETS AS   CURRENT INVESTMENT MANAGEMENT
                                                       OF 07/23/96       OR ADVISORY FEE RATE(S)
                                                     --------------  ------------------------------
20. MUNICIPAL INCOME TRUST III** ................... $   62,531,432  0.40% on assets up to $250
                                                                     million and 0.30% on assets
                                                                     over $250 million
21. MUNICIPAL INCOME OPPORTUNITIES TRUST**  ........ $  176,265,118  0.50%
22. MUNICIPAL INCOME OPPORTUNITIES TRUST II**  ..... $  173,881,790  0.50%
23. MUNICIPAL INCOME OPPORTUNITIES TRUST III**  .... $  102,406,299  0.50%
24. MUNICIPAL PREMIUM INCOME TRUST** ............... $  355,579,060  0.40%
25. DEAN WITTER SELECT MUNICIPAL REINVESTMENT        $   91,718,259  0.50%
    FUND*** ........................................
26. DEAN WITTER HAWAII MUNICIPAL TRUST* ............ $    2,359,162  0.35% (3)

- ------------

   *   Open-end investment company

   **  Closed-end investment company

   *** Open-end investment company offered only to the holders of units of certain unit investment trusts (UITs) in connection with the reinvestment of UIT distributions

   (1) InterCapital has undertaken, until December 31, 1996, to assume all operating expenses (except for any 12b-1 and brokerage fees) of the Massachusetts, Michigan, Minnesota, New York and Ohio Series of Dean Witter Multi-State Municipal Series Trust and to waive the compensation provided for in its investment management agreement with that company in respect to the aforementioned Series to the extent that such expenses and compensation on an annualized basis exceed 0.50% of the average daily net assets of the pertinent Series.

   (2) InterCapital has undertaken, until December 31, 1996, to assume all operating expenses (except for any 12b-1 and brokerage fees) of Dean Witter National Municipal Trust and to waive the compensation provided for in its investment management agreement with that company to the extent that such expenses and compensation on an annualized basis exceed 0.50% of the average daily net assets of that company.

   (3) InterCapital has undertaken, until December 31, 1996, to assume all operating expenses (except for any 12b-1 and brokerage fees) of Dean Witter Hawaii Municipal Trust and to waive the compensation provided for in its investment management agreement with that company.

              INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST

               ANNUAL MEETING OF SHAREHOLDERS--OCTOBER 29, 1996

                                    PROXY

   The undersigned hereby appoints SHELDON CURTIS, JOSEPH J. MCALINDEN, ROBERT M. SCANLAN, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST on October 29, 1996 at 10:00 A.M., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated July 29, 1996 as follows:

   THIS PROXY IS SOLICITED BY THE TRUSTEES. IF NO SPECIFICATION IS MADE ON REVERSE SIDE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR TRUSTEE AND FOR THE PROPOSALS.

IMPORTANT: PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED
           ENVELOPE SO THAT YOUR VOTE ON ALL MATTERS MAY BE COUNTED.

                      (Continued, and to be dated and signed on reverse side.)

PLEASE MARK BOXES [X] OR [X] IN BLUE OR BLACK INK.
                                                             COMMON SHARES
1. ELECTION OF TRUSTEES:
                        [ ] FOR THE NOMINEES        [ ] WITHHOLD AUTHORITY
                            (except as marked to        (to vote for all
                            the contrary below)         nominees listed below)
                     Manuel H. Johnson, John L. Schroeder
(INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee's name on the space provided below.)
- -----------------------------------------------------------------------------
2. APPROVAL OF CURRENT INVESTMENT MANAGEMENT AGREEMENT:                   120
                                FOR  [ ]  AGAINST  [ ]  ABSTAIN  [ ]
3. RATIFICATION OF APPOINTMENT OF PRICE WATERHOUSE LLP AS INDEPENDENT
ACCOUNTANTS:
                                FOR  [ ]  AGAINST  [ ]  ABSTAIN  [ ]
and in their discretion in the transaction of any other business which may properly come before the meeting.
                                                        Please sign
                                                        personally. If the
                                                        shares are registered
                                                        in more than one name,
                                                        each joint owner or
                                                        each fiduciary should
                                                        sign personally. Only
                                                        authorized officers
                                                        should sign for
                                                        corporations.
                                                        Dated
                                                        ----------------------

                                                        ----------------------
                                                              Signature
                                                        ----------------------
                                                              Signature

            INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST

               ANNUAL MEETING OF SHAREHOLDERS--OCTOBER 29, 1996

                                    PROXY

   The undersigned hereby appoints SHELDON CURTIS, JOSEPH J. MCALINDEN, ROBERT M. SCANLAN, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST on October 29, 1996 at 10:00 A.M., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated July 29, 1996 as follows:

   THIS PROXY IS SOLICITED BY THE TRUSTEES. IF NO SPECIFICATION IS MADE ON REVERSE SIDE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR TRUSTEE AND FOR THE PROPOSALS.

IMPORTANT: PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED
           ENVELOPE SO THAT YOUR VOTE ON ALL MATTERS MAY BE COUNTED.

                      (Continued, and to be dated and signed on reverse side.)

PLEASE MARK BOXES [X] OR [X] IN BLUE OR BLACK INK.
                                                            PREFERRED SHARES
1. ELECTION OF TRUSTEES:
                        [ ] FOR THE NOMINEES        [ ] WITHHOLD AUTHORITY
                            (except as marked           (to vote for all
                            to the contrary below)      nominees listed below)
                     Manuel H. Johnson, John L. Schroeder
(INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee's name on the space provided below.)
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2. APPROVAL OF CURRENT INVESTMENT MANAGEMENT AGREEMENT:                   120
                                FOR [ ]  AGAINST [ ]  ABSTAIN [ ]
3. RATIFICATION OF APPOINTMENT OF PRICE WATERHOUSE LLP AS INDEPENDENT
ACCOUNTANTS:
                                FOR [ ]  AGAINST [ ]  ABSTAIN [ ]
and in their discretion in the transaction of any other business which may properly come before the meeting.
                                                        Please sign
                                                        personally. If the
                                                        shares are registered
                                                        in more than one name,
                                                        each joint owner or
                                                        each fiduciary should
                                                        sign personally. Only
                                                        authorized officers
                                                        should sign for
                                                        corporations.
                                                        Dated
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                                                              Signature
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                                                              Signature